UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

CryoCor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51410	33-0922667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9717 Pacific Heights Boulevard San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 909-2200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2007, Robert Adelman, M.D. notified CryoCor, Inc. (“CryoCor”) that, due to other professional obligations, he will not be standing for re-election at the 2007 annual meeting of the stockholders of CryoCor (the “2007 Annual Meeting”). Dr. Adelman serves in the class of directors whose term of office expires at the 2007 Annual Meeting.

Following Dr. Adelman’s departure from the Board, the Board will continue to be comprised of a majority of independent directors, as required under the Nasdaq Stock Market listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoCor, Inc.

By:	/s/ Gregory J. Tibbitts
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 15, 2007